UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024

____________________________________________________________
MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________________________

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851
(Address of principal executive offices) (Zip Code)

(412) 442-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 23, 2024, Matthews International Corporation ("Matthews" or the "Company") appointed Francis Wlodarczyk to the Matthews Board of Directors (the "Board"). Prior to such appointment, the size of the Board was increased and Mr. Wlodarczyk was appointed to fill the resulting vacancy. Mr. Wlodarczyk is expected to serve on the Audit Committee and Governance and Sustainability Committee of the Board. Mr. Wlodarczyk has been appointed to the class of directors whose terms expire at the 2026 Annual Meeting of the Shareholders of the Company. There are no arrangements or understandings between Mr. Wlodarczyk and any other persons pursuant to which Mr. Wlodarczyk was selected as a director. There are also no family relationships between Mr. Wlodarczyk and any director or executive officer of the Company, and Mr. Wlodarczyk has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Wlodarczyk will be compensated as a director of the Company in accordance with the provisions of the Amended and Restated 2019 Director Fee Plan (the "Plan"), which is discussed in the Company's 2024 Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the year ended September 30, 2023.

Item 7.01     Regulation FD Disclosure.

A copy of the press release issued by the Company on April 26, 2024 regarding Mr. Wlodarczyk's appointment to the Board is attached hereto as Exhibit 99.1.

This information, including exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 26, 2024 issued by Matthews International Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola

Steven F. Nicola
Chief Financial Officer and Secretary

Date: April 26, 2024